UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

Sonnet BioTherapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SONN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 26, 2025, Sonnet BioTherapeutics Holdings, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were the following proposals: (1) to elect five directors to the Company’s Board of Directors (the “Board”) to hold office for the following year until their successors are elected, (2) to approve, on an advisory basis, the executive compensation of the Company’s named executive officers (the “Named Executive Officers”) as described in the proxy statement (3) to vote, on an advisory basis, on how frequently the Company should seek approval from its stockholders, on an advisory basis, of the compensation paid to the Named Executive Officers, and (4) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2025.

At the Annual Meeting, the foregoing stockholder proposals were approved, based upon an aggregate of 6,827,352 shares of Common Stock outstanding as of August 26, 2025, which was the record date for the Annual Meeting. The final voting results were as follows:

1.	The votes cast with respect to the proposal to elect five directors to the Board to hold office for the following year until their successors are elected were as follows:

	For	Withheld	Broker Non-Votes
Raghu Rao	1,220,258	325,245	2,152,189
Donald Griffith	957,147	588,356	2,152,189
Nailesh Bhatt	1,220,922	324,581	2,152,189
Albert Dyrness	958,237	587,266	2,152,189
Lori McNeill	1,222,090	323,413	2,152,189

2.	The proposal to approve, on an advisory basis, the executive compensation of the Company’s Named Executive Officers as described in the proxy statement was approved by a majority of the votes cast at the Annual Meeting, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,209,407	330,412	5,678	2,152,195

3.	The votes cast will respect to the proposal to determine, on an advisory basis, the preferred frequency the Company should seek approval from its stockholders, on an advisory basis, of the compensation paid to the Named Executive Officers were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,394,436	60,801	88,271	1,995	2,152,189

4.	The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2025 was approved by a majority of the votes cast at the Annual Meeting, based upon the following votes:

Votes For	Votes Against	Abstentions
3,181,107	495,000	21,585

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.

September 29, 2025	By:	/s/ Raghu Rao
	Name:	Raghu Rao
	Title:	Interim Chief Executive Officer